                                                                     EXHIBIT 7.1
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Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Furr's/Bishops, Incorporated dated September 17, 1996.

/s/ Deloitte & Touche LLP

Dallas, Texas
September 24, 1996



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